                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2000 included in NYFIX, Inc. and subsidiary's Form 10-K for the year ended December
31, 2000 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
Arthur Andersen LLP
Stamford, Connecticut
March 4, 2002